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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): January 1, 2000

                             GLOBE HOLDINGS, INC.
                          GLOBE MANUFACTURING CORP.
            (Exact name of registrant as specified in its charter)

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

      Massachusetts                        333-64669                          04-2017769
        Alabama                            333-64675                          63-1101362
----------------------------        ------------------------       ---------------------------------
(State or other jurisdiction        (Commission File Number)       (IRS Employer Identification No.)
of incorporation)

456 Bedford Street, Fall River, Massachusetts                                   02720
456 Bedford Street, Fall River, Massachusetts                                   02720
---------------------------------------------                                ------------
  (Address of principal executive offices)                                    (Zip Code)

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Registrant's telephone number, including area code:   (508) 674-3585
                                                      (508) 674-3585
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                       This Instrument contains 3 pages.

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Item 5.   Other Events

     Globe Holdings, Inc. and Globe Manufacturing Corp. (together, "Globe")
                                                                    -----
today January 11, 2000 announced a change in their Boards of Directors and senior management. As of January 1, 2000, Thomas A. Rodgers, Jr., has stepped down as the Chairman of the Board of Globe but will continue to serve as a Globe director. Mr. Thomas A. Rodgers, Jr. will hold the title of Chairman Emeritus. In addition, Mr. Rodgers' consulting agreement with Globe Manufacturing expired by its terms on December 31, 1999.

     Mr. Thomas A. Rodgers, III, one of Globe's current directors, will become Chairman of the Board. In connection with Mr. Thomas A. Rodgers, III accepting the Chairman position, he will resign as Globe's Chief Executive Officer and President as of January 1, 2000. Globe has retained a national search firm to assist it in identifying and hiring a new Chief Executive Officer.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     GLOBE HOLDINGS, INC.


Dated: January 12, 2000              By: /s/ Lawrence R. Walsh
                                         ---------------------------
                                         Vice President, Finance and
                                                Administration

                                     GLOBE MANUFACTURING CORP.


Dated: January 12, 2000              By: /s/ Lawrence R. Walsh
                                         ---------------------------
                                         Vice President, Finance and
                                                Administration

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